SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                        Date of Report: November 13, 2002


                             CELERITY SYSTEMS, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                   000-23279               52-2050585
(State or other jurisdiction       (Commission             (IRS Employer
          of incorporation)        File Number)          Identification No.)



122 Perimeter Park Drive
Knoxville, Tennessee 37922
(Address of principal executive offices)


Registrant's telephone number, including area code:  (865) 539-5300


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ITEM 5.  OTHER EVENTS.


Effective October 25, 2002, Celerity Systems' Board of Directors appointed Robert B. Legnosky and John Stephen McNamara, Jr. as directors to fill vacancies on the Board of Directors. In addition, Mr. Legnosky was appointed President and Mr. McNamara was appointed Secretary. Also effective October 25, 2002, Messrs. Hultquist and Kidston resigned from the Board of Directors.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CELERITY SYSTEMS, INC.



Date:  November 13, 2002                     By:  /s/ Robert B. Legnosky
                                                ------------------------
                                             Name: Robert B. Legnosky
                                             Title: President